Exhibit 99.2

O-I Earnings Presentation Second Quarter 2009 July 29, 2009

Introduction Agenda Business discussion Financial review Business outlook Concluding remarks and Q&A Presenters Regulation G The information included in this presentation regarding earnings from continuing operations exclusive of items management considers not representative of ongoing operations does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Management uses this non-GAAP information principally for internal reporting, forecasting, budgeting and calculating bonus payments. Management believes that the excluded items are not reflective of ongoing operations, so the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This presentation contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. It is possible the Company’s future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, (2) changes in capital availability or cost, including interest rate fluctuations, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in the tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) fluctuation in raw material and labor costs, (6) availability of raw materials, (7) costs and availability of energy, (8) transportation costs, (9) the ability of the Company to raise selling prices commensurate with energy and other cost increases, (10) consolidation among competitors and customers, (11) the ability of the Company to integrate operations of acquired businesses and achieve expected synergies, (12) unanticipated expenditures with respect to environmental, safety and health laws, (13) the performance by customers of their obligations under purchase agreements, and (14) the timing and occurrence of events which are beyond the control of the Company, including events related to asbestos-related claims. It is not possible to foresee or identify all such factors. Any forward-looking statements in this presentation are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not intend to update any particular forward-looking statements contained in the company’s presentation. Al Stroucken Chairman and CEO Ed White SVP and CFO

Business Discussion: Highlights Favorable seasonal trends amid ongoing global recession Earnings down YoY, up sequentially Global recession impacted YoY shipments Demand up sequentially Seasonality and abatement of customer inventory de-stocking Continued temporary production curtailments Reduced inventories to preserve working capital Incremental strategic footprint alignment initiative benefits Improved price/mix more than offset modest cost inflation Business outlook (2Q09 to 3Q09) Stable shipment levels Improved spread between price/mix and cost inflation Continued benefits from strategic footprint alignment initiative Strong financial flexibility Very successful $600M bond offering Adjusted net earnings per share 1 1 EPS from continuing operations exclusive of items management considers not representative of ongoing operations. A description of all items that management considers not representative of ongoing operations and a reconciliation of the GAAP to non-GAAP earnings and earnings per share can be found in the appendix to this presentation. $1.35 $0.90 $0.45 $0.55 $0.94 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 2Q08 3Q08 4Q08 1Q09 2Q09

Business Discussion: Segment Operating Profit Global recession continues to impact regional profits ($millions) $196 $136 $104 $61 $14 $103 $57 $11 $85 $41 $68 $121 $0 $50 $100 $150 $200 $250 Europe North America South America Asia Pacific 2Q08 Profits (as reported) 2Q09 Profits (at prior year currency exchange rates) 2Q09 Profits (as reported)

Financial Review: Sales, Profit and EPS Reconciliations Higher prices and footprint savings dampen impact of lower volumes 1 The major components of 2Q09 manufacturing and delivery costs include approximately $95 million related to production volume (primarily temporary production curtailments), $7 million in cost inflation and a $38 million benefit from the strategic footprint alignment initiative. Manufacturing and delivery 1 Segment Sales Segment Operating Profit Adjusted Net Income ($Millions) ($Millions) (Non-GAAP EPS) 2Q08 $2,188 $390 $1.35 Sales volume (271) (94) (0.42) Price and product mix 88 88 0.39 Currency translation (208) (23) (0.10) Manufacturing and delivery 1 - (64) (0.28) Operating expenses - 2 0.01 Other - (7) (0.02) Interest expense - - 0.06 Retained corporate costs - - (0.10) Noncontrolling interests - - 0.03 Effective tax rate - - 0.02 Total reconciling items (391) (98) (0.41) 2Q09 $1,797 $292 $0.94

Financial Review: Free Cash Flow Reconciliation 1 Lower FCF reflects less profit net of favorable working capital trend 2 ($millions) 1 Free Cash Flow equals cash provided by continuing operating activities less capital spending for continuing operations. 2 Other Operating Items is comprised of retained corporate costs, noncontrolling interests, current tax expense, net interest, other non-cash charges and changes in other non-current assets/liabilities. First half 2008 vs. First half 2009 $143 $59 ($17) ($52) ($228) $119 $19 $5 $70 ($200) ($150) ($100) ($50) $0 $50 $100 $150 $200 FCF 1H 08 Segment Operating Profit Depreciation & Amortization Restructuring Payments Change in Working Capital Asbestos Related Payments CapEx Other 2 Operating Items FCF 1H 09

Financial Review: Costs Cost profile improving due to moderating inflation and strategic footprint initiative Full year cost inflation YoY change ($millions) Footprint initiative drives benefits from lower fixed costs YoY benefits ($millions) Range for expected cost inflation $0 $100 $200 $300 $400 2008 Actual 2009 Estimate $0 $10 $20 $30 $40 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09

Financial Review: Balance Sheet and Cash Flow Improved financial flexibility Debt maturity schedule Balance sheet at June 30, 2009 Very successful bond offering in 2Q09 $600 million senior notes, 7.375% (8% yield), mature 2016 Tendered 89% of 2010 bonds, repaid credit facility borrowings 2.5 leverage ratio per bank credit agreement 1 $3.642 billion debt; up from $3.326 billion in 1Q09 $800 million available under global revolving credit facility Cash and cash equivalents $677 million cash, approximately 25% in Venezuela Venezuela currency considerations Monitoring official/parallel currency exchange rate trends Considering remittance of future earnings at parallel rate Capital and restructuring expenditures $77.5 million 2Q09 capital investments, $124.1 million YTD Expect full year 2009 capital investments to approximate $440 million $13.0 million 2Q09 restructuring payments, $33.2 million YTD 1 Total debt less cash divided by bank credit agreement EBITDA ($millions) $0 $300 $600 $900 $1,200 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 A/R Securitization and other Bank Debt Senior Notes

Financial Review: Balance Sheet and Cash Flow Improved financial flexibility; assessing Venezuela currency situation Debt maturity schedule Balance sheet at June 30, 2009 Very successful bond offering in 2Q09 $600 million senior notes, 7.375% (8% yield), mature 2016 Tendered 89% of 2010 bonds, repaid credit facility borrowings 2.5 leverage ratio per bank credit agreement 1 $3.642 billion debt; up from $3.326 billion in 1Q09 $800 million available under global revolving credit facility Cash and cash equivalents $677 million cash, approximately 25% in Venezuela Venezuela currency considerations Monitoring official/parallel currency exchange rate trends Considering remittance of future earnings at parallel rate Capital and restructuring expenditures $77.5 million 2Q09 capital investments, $124.1 million YTD Expect full year 2009 capital investments to approximate $440 million $13.0 million 2Q09 restructuring payments, $33.2 million YTD 1 Total debt less cash divided by bank credit agreement EBITDA ($millions) $0 $300 $600 $900 $1,200 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 A/R Securitization and other Bank Debt Senior Notes

Business Outlook: 3Q09 Consistent business conditions Footprint Realignment Savings 3Q09 Outlook Favorable / Unfavorable Impact on Profits Factor Year-over-Year (3Q08 to 3Q09) Sequential (2Q09 to 3Q09) Sales Volume Temporary Production Curtailments Price/Mix Input Costs Net Interest Expense

Concluding Remarks and Q&A

Appendix

Reconciliation of GAAP to non-GAAP Items (second quarter) Three months ended June 30 $Millions, except per share amounts 2009 2008 Earnings EPS Earnings EPS Net earnings attributable to the Company $149.3 $0.88 $231.3 $1.35 Less gain on sale of discontinued operations - - (3.8) (0.02) Earnings from continuing operations 149.3 0.88 227.5 1.33 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit • Charges for restructuring and asset impairment 5.2 0.03 4.2 0.02 • Charges for note repurchase premiums and write-off of finance fees 5.2 0.03 Adjusted net earnings $159.7 $0.94 $231.7 $1.35 Diluted shares outstanding (millions) 170.5 170.6

Reconciliation of GAAP to non-GAAP Items (first half)  Six months ended June 30 $Millions, except per share amounts 2009 2008 Earnings EPS Earnings EPS Net earnings attributable to the Company $194.4 $1.15 $409.4 $2.40 Less gain on sale of discontinued operations - - (7.9) (0.05) Earnings from continuing operations 194.4 1.15 401.5 2.35 Items that management considers not representative of ongoing operations consistent with Segment Operating Profit • Charges for restructuring and asset impairment 52.9 0.31 13.9 0.08 • Charges for note repurchase premiums and write-off of finance fees 5.2 0.03 Adjusted net earnings $252.5 $1.49 $415.4 $2.43 Diluted shares outstanding (millions) 169.5 170.6

Free Cash Flow Calculation 1 Free Cash flow equals cash provided by continuing operating activities less capital spending for continuing operations. 2Q 09 2Q 08 $Millions 1H 09 1H 08 $149.3 $231.3 Net earnings attributable to the company $194.4 $409.4 - (3.8) Less: gain on sale of discontinued operations - (7.9) 149.3 227.5 Earnings from continuing operations 194.4 401.5 Non-cash charges: 100.4 124.4 Depreciation and amortization 195.5 247.5 5.2 8.2 Restructuring and asset impairment 55.6 21.1 24.3 33.0 All other non-cash charges 67.6 52.1 Payments and other reconciling items: (49.4) (63.4) Asbestos-related payments (84.2) (103.6) (13.0) (12.5) Restructuring payments (33.2) (16.6) 17.8 (60.0) Change in components of working capital (155.9) (275.1) (22.9) (35.9) Change in non-current assets and liabilities (56.6) (54.7) 211.7 221.3 Cash provided by cont. operating activities 183.2 272.2 (77.5) (83.6) Additions to PP&E (124.1) (129.0) $134.2 $137.7 Free Cash Flow (1) $59.1 $143.2

 Foreign Currency Exchange Rate Trends 1Average exchange rate for the quarter 1 EUR v USD 1.15 1.30 1.45 1.60 4Q 1Q 2Q 3Q 4Q 2007 2008 2009 AUD v USD 0.60 0.70 0.80 0.90 1.00 4Q 1Q 2Q 3Q 4Q 2007 2008 2009 FX Translation Impact on Sales, Segment Operating Profit and EPS (Compared to prior year) 2008 2009 $Millions except EPS 1Q 2Q 3Q 4Q Year 1Q 2Q Sales $187 $202 $82 $(195) $276 $(246) $(208) Segment Operating Profit 35 32 13 (24) 56 (29) (23) Non-GAAP Segment EPS 0.14 0.14 0.06 (0.13) 0.25 (0.13) (0.10)